UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2023

PONO CAPITAL THREE, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41607	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo Street, #102, Honolulu, Hawaii 96813

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (808) 892-6611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share, and one Redeemable Warrant.	PTHRU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	PTHR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	PTHRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K filed by Pono Capital Three, Inc. with the U.S. Securities and Exchange Commission on August 15, 2023 (the “Original 8-K”). On August 15, 2023, Pono Capital Three, Inc. issued a press release announcing the execution of the Business Combination Agreement and Forward Purchase Agreement (defined below) (the “Press Release”). This Form 8-K/A is being filed to furnish a Corrected Press Release as defined and described under Item 7.01 below. Specifically, the Corrected Press Release includes EF Hutton, a division of Benchmark Investments, LLC, as the Capital Markets Advisor to Pono Capital Three, Inc. (the “Corrected Information”).

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

The Business Combination

On August 15, 2023, Pono Capital Three, Inc., a Cayman Islands exempted company (“Pono”), entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among Pono, Pono Three Merger Acquisitions Corp., a British Columbia company and wholly-owned subsidiary of Pono (“Merger Sub”) and Robinson Aircraft Ltd., d/b/a Horizon Aircraft (“Horizon”).

Pursuant to the Business Combination Agreement, prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), Pono will redomesticate as a British Columbia company (the “SPAC Continuance”), and at the Closing, Merger Sub will amalgamate (the “Amalgamation,” together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”) with Horizon (the resulting company, “Amalco”), with Amalco being the wholly-owned subsidiary of Pono.

Exchange Consideration

As consideration for the Amalgamation, the holders of Horizon common shares collectively will be entitled to receive from Pono, in the aggregate, a number of Pono Class A ordinary shares equal to (the “Exchange Consideration”) the quotient derived from dividing (a) the difference of (i) Ninety-six Million Dollars ($96,000,000) minus (ii) the Closing Net Indebtedness, by (b) the Redemption Price (as defined below), with each Horizon shareholder receiving, for each Horizon share held, a number of Pono Class A ordinary shares equal to such shareholder’s pro rata portion of the Exchange Consideration. Each outstanding option to purchase Horizon common stock shall be cancelled or exercised prior to the Closing.

The Exchange Consideration otherwise payable to Horizon shareholders is subject to the withholding of a number of Pono ordinary shares equal to (i) three percent (3.0%) of the Exchange Consideration to be placed in escrow for post-closing adjustments (if any) to the Exchange Consideration, and (ii) such number of additional number of Pono ordinary shares equal a maximum of the quotient derived from dividing (i) Eight Million Dollars ($8,000,000) by (ii) the redemption price per share (the “Redemption Price”) as defined in Pono’s Amended and Restated Memorandum and Articles of Association (the “Incentive Shares”), provided such Incentive Shares are allotted and issued on or prior to the Closing Date to such third parties as Horizon and Pono may agree (A) in connection with post-closing financing structures in the form of a PIPE, convertible debt, forward purchase agreement, backstop, or equity line of credit; or (B) to one or more existing holders of Pono ordinary shares as an inducement for them not to proceed with a redemption, subject to certain restrictions.

The Exchange Consideration is subject to adjustment after the Closing based on confirmed amounts of the Closing Net Indebtedness as of the Closing Date. If the adjustment is a negative adjustment in favor of Pono, the escrow agent shall distribute to Pono a number of Pono Class A ordinary shares with a value equal to the absolute value of the adjustment amount. If the adjustment is a positive adjustment in favor of Horizon, Pono will issue to the Horizon shareholders an additional number Pono Class A ordinary shares with a value equal to the adjustment amount.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by each of Pono, Merger Sub and Horizon. Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

Covenants of the Parties

Under the Business Combination Agreement, each party agrees to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary covenants by the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, including covenants regarding the conduct of their respective businesses, efforts, access, confidentiality and public announcements, the Pono proxy statement for the transaction (which includes the adoption of a new equity incentive plan for Pono with a number of awards thereunder equal to 10% of the issued and outstanding shares of Pono immediately after the Closing), notice of breaches, no insider trading, indemnification of directors and officers, and other customary covenants. The parties also have agreed to the following covenants:

●	Each party is subject to a “no-shop” obligation between signing of the Business Combination Agreement and Closing and will not be allowed to solicit or discuss competing transactions with other potential parties during such time period.

●	The Pono board of directors after the Closing will consist of at least five directors, including: (i) three (3) persons designated prior to the Closing by Horizon, two of whom must qualify as independent directors; (ii) one (1) person designated prior to the Closing by Pono; and (iii) one (1) person mutually agreed upon and designated prior to the Closing by Pono and Horizon, who must qualify as an independent director.

Indemnification

The representations and warranties of Horizon and Pono contained in the Business Combination Agreement will not survive the Closing, and from and after the Closing, Horizon and Pono will not have any further obligations, nor shall any claim be asserted or action be brought against Horizon and Pono or their respective representatives with respect thereto. The covenants and agreements made by Horizon and Pono in the Business Combination Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained therein that by their terms apply or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

Conditions to Consummation of the Amalgamation

The consummation of the Amalgamation and the other transactions contemplated by the Business Combination Agreement is subject to customary Closing conditions unless waived, including:

●	the approval by the shareholders of each of Horizon and Pono;

●	approvals of any required governmental authorities and the expiration or termination of any anti-trust waiting periods;

●	receipt of specified third-party consents;

●	no law or order preventing the transactions;

●	after giving effect to the redemption, Pono shall have at least $5,000,001 of net tangible assets as required by its charter;

●	the members of the post-Closing Pono board shall have been elected or appointed as of the Closing;

●	the Registration Statement shall have been declared effective by the SEC and shall remain effective as of the Closing, and no stop order or similar order shall be in effect with respect to the Registration Statement;

●	the shares of Pono common stock issued as Exchange Consideration shall have been approved for listing on Nasdaq, subject to official notice of issuance; and

●	the SPAC Continuance shall have been consummated.

In addition, unless waived by Horizon, the obligations of Horizon to consummate the Amalgamation are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (a) the representations and warranties of Pono being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect); (b) Pono having performed in all material respects the respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (c) absence of any Material Adverse Effect with respect to Pono since the date of the Business Combination Agreement which is continuing and uncured; (d) minimum cash available after payment of SPAC expenses and redemptions of $5,000,000; and (e) the Escrow Agreement and the Registration Rights Agreement being executed and delivered. “Initial Investments” are the gross proceeds from any subscriptions from Horizon’s current investors or their affiliates to purchase Company Shares prior to Closing.

Unless waived by Pono, the obligations of Pono and Merger Sub to consummate the Amalgamation are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (a) the representations and warranties of Horizon being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect); (b) Horizon having performed in all material respects the respective obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (c) absence of any Material Adverse Effect with respect to Horizon as a whole since the date of the Business Combination Agreement which is continuing and uncured; and (d) each Lock-Up Agreement, the Non-Competition Agreement, the Escrow Agreement, the Registration Rights Agreement, and employment agreements with specified employees being executed and delivered.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including:

●	by mutual agreement;

●	for the other party’s uncured breach;

●	if there is a government order preventing the Closing;

●	by either party if the Closing does not occur by February 14, 2024, subject to extension by Pono in connection with an Extension of the time period for it to close a business combination transaction;

●	by Pono if there has been an event after the signing of the Business Combination Agreement that has had a Material Adverse Effect on Horizon that is continuing and uncured;

●	by Horizon if there has been an event after the signing of the Business Combination Agreement that has had a Material Adverse Effect on Pono that is continuing and uncured;

●	by Pono or Horizon if the Pono stockholders vote and do not approve the transactions contemplated by the Business Combination Agreement; and

●

by Pono if a fairness opinion or third-party valuation is required by SEC rules or regulations, and Pono is unable to obtain such opinion or valuation supporting the terms contemplated hereunder after commercially reasonable best efforts to obtain such opinion or valuation.

Trust Account Waiver

Horizon agrees that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in Pono’s trust account held for its public shareholders, and agrees not to, and waives any right to, make any claim against the trust account (including any distributions therefrom).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Business Combination Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) have certain limited exceptions, will not survive consummation of the Amalgamation indefinitely unless otherwise stated in the Business Combination Agreement, and (ii) were made only as of the date of the Business Combination Agreement or such other date as is specified in the Business Combination Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Business Combination Agreement is included with this filing only to provide investors with information regarding the terms of the Business Combination Agreement, and not to provide investors with any other factual information regarding Pono, its respective affiliates or their respective businesses. The Business Combination Agreement should not be read alone but should instead be read in conjunction with the other information regarding Pono or Horizon, their respective affiliates and their respective businesses included in the filings they make with the Securities and Exchange Commission.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Stockholders and other interested parties are urged to read such Related Agreements in their entirety.

Lock-Up Agreement

On August 15, 2023, all of Horizon’s stockholders entered into lock-up agreements (the “Lock-up Agreements”) providing for a lock-up period commencing on the Closing Date and ending on the earlier of (x) six months from the Closing, (y) the date Pono consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Pono’s shareholders having the right to exchange their Pono ordinary shares for cash, securities or other property and (z) the date on which the closing sale price of Pono ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred and fifty (150) days after the Closing.

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-up Agreements, the form of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Non-Competition and Non-Solicitation Agreement

At the Closing, certain significant stockholders of Horizon will enter into non-competition and non-solicitation agreements, pursuant to which they will agree not to compete with Pono, Horizon and their respective subsidiaries during the two-year period following the Closing and, during such two-year restricted period, not to solicit employees or customers or clients of such entities. The agreements will also contain customary non-disparagement and confidentiality provisions.

Registration Rights Agreement

At the Closing, Pono, Mehana Capital LLC (the “Sponsor”) and certain significant stockholders of Horizon (collectively, the “Subject Parties”) will enter into a Registration Rights Agreement pursuant to which, among other things, Pono will be obligated to file a registration statement to register the resale of certain securities of Pono held by the Subject Parties. The Registration Rights Agreement will also provide the Subject Parties with 3 demand and “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of agreement, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Purchaser Support Agreement

Simultaneously with the execution of the Business Combination Agreement, the Sponsor entered into a support agreement (the “Sponsor Support Agreement”) in favor of Pono and Horizon and their present and future successors and subsidiaries.

In the Sponsor Support Agreement, the Sponsor agreed to vote all equity interests in Pono in favor of the Business Combination Agreement and related transactions and to take certain other actions in support of the Business Combination Agreement and related transactions. The Sponsor Support Agreement also prevents the Sponsor from transferring its voting rights with respect to equity interests in Pono or otherwise transferring equity interests in Pono prior to the meeting of Pono’s shareholders to approve the Business Combination Agreement and related transactions, except for certain permitted transfers.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Voting Agreement

Simultaneously with the execution of the Business Combination Agreement, certain stockholders of Horizon entered into a voting agreement (the “Voting Agreement”) in favor of Pono and Horizon and their present and future successors and subsidiaries.

In the Voting Agreement for certain stockholders of Horizon, they each agreed to vote all of their Horizon shares in favor of the Business Combination Agreement and related transactions and to take certain other actions in support of the Business Combination Agreement and related transactions. The Voting Agreement also prevents them from transferring their voting rights with respect to their Horizon shares or otherwise transferring their Horizon shares prior to the Horizon approval of the Business Combination Agreement and related transactions, except for certain permitted transfers.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Voting Agreement, the form of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Forward Purchase Agreements

In connection with the Business Combination, Pono and Horizon entered into an agreement with (i) Meteora Capital Partners, LP (“MCP”), (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”) and (iii) Meteora Strategic Capital, LLC (“MSC”) (with MCP, MSTO and MSC collectively referred to as the “Seller” or “Meteora”) (the “Forward Purchase Agreement” or “Confirmation”) for OTC Equity Prepaid Forward Transactions. For purposes of the Forward Purchase Agreement, Pono is referred to as the “Counterparty” prior to the consummation of the Business Combination, then to Pubco (as defined below), following the Business Combination. In connection with the consummation of the Business Combination, Pono will change its corporate name to “Horizon Aircraft Ltd.,” or such other name as may be determined by Horizon (“Pubco”), following the Business Combination. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Seller intends, but is not obligated, to purchase up to 9.9% (the “Maximum Amount”) of the total Pono Class A ordinary shares, par value $0.0001 per share, of Pono (the “Pono Common Shares”) outstanding following the closing of the Business Combination concurrently with the Closing pursuant to the Seller’s FPA Funding Amount PIPE Subscription Agreement (as defined below), less the number of Pono Common Shares purchased by the Seller separately from third parties through a broker in the open market (“Recycled Shares”). The Seller shall not be required to purchase an amount of Pono Common Shares such that following such purchase, that Seller’s ownership would exceed 9.9% of the total Pono Common Shares outstanding immediately after giving effect to such purchase, unless the Seller, at its sole discretion, waives such 9.9% ownership limitation. The Number of Shares subject to the Forward Purchase Agreement is subject to reduction following a termination of the Forward Purchase Agreements with respect to such shares as described under “Optional Early Termination” in the respective Forward Purchase Agreements.

The Forward Purchase Agreement provides that an amount in U.S. dollars equal to 10.0% of the product of the Recycled Shares subject to the Forward Purchase Agreement and the Initial Price (as defined below) (the “Prepayment Shortfall”) will be paid by Seller to Counterparty; provided that Seller shall pay one half (1/2) of the Prepayment Shortfall to Counterparty on the Prepayment Date (which amount shall be netted from the Prepayment Amount (as defined below)) and, at the request of Counterparty, the other one half (1/2) of the Prepayment Shortfall (the “Future Shortfall”) on the earlier of (a) the date that the SEC declares a registration statement covering sales by Seller effective (the “Registration Statement Effective Date”) and (b) the OET Date, provided the VWAP Price is greater than $5.00 for any 45 trading days during the prior 90 consecutive trading day period and average daily trading volume over such period equals at least four times the Future Shortfall. Seller in its sole discretion may sell Shares at any time following the Trade Date and at any sales price, without payment by Seller of any Early Termination Obligation until the earlier of such time as the proceeds from such sales equal 100% of the Prepayment Shortfall (such sales, “Shortfall Sales,” and such Shares, “Shortfall Sale Shares”). A sale of Shares is only (a) a “Shortfall Sale,” subject to the terms and conditions herein applicable to Shortfall Sale Shares, when a Shortfall Sale Notice is delivered under the Forward Purchase Agreement, and (b) an Optional Early Termination, subject to the terms and conditions in the Forward Purchase Agreement applicable to Terminated Shares, when an OET Notice (as defined below) is delivered under the Forward Purchase Agreement, in each case the delivery of such notice in the sole discretion of the Seller.

The Forward Purchase Agreement provides that the Seller will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to (x) the product of (i) the Number of Shares as set forth in each Pricing Date Notice and (ii) the redemption price per share as defined in Pono’s Amended and Restated Memorandum and Articles of Association (the “Initial Price”), less (y) the Prepayment Shortfall.

The Counterparty will pay to the Seller the Prepayment Amount required under the Forward Purchase Agreement directly from the Counterparty’s Trust Account maintained by Continental Stock Transfer & Trust Company holding the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of private placement units (the “Trust Account”) no later than the earlier of (a) one local business day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination, except that to the extent the Prepayment Amount payable to the Seller is to be paid from the purchase of Additional Shares by the Seller pursuant to the terms of its FPA Funding Amount PIPE Subscription Agreement, such amount will be netted against such proceeds, with the Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount. For the avoidance of doubt, any Additional Shares purchased by the Seller will be included in the Number of Shares for its respective Forward Purchase Agreement for all purposes, including for determining the Prepayment Amount.

Following the Closing, the reset price (the “Reset Price”) will initially be the Initial Price. The Reset Price will be subject to reset on a bi-weekly basis commencing the first week following the thirtieth day after the closing of the Business Combination to be the lowest of (a) the then-current Reset Price, (b) the Initial Price and (c) the VWAP Price of the Shares of the prior two weeks; provided the Reset Price shall not be less than $6.00, pursuant to reduction upon a Dilutive Offering Reset immediately upon the occurrence of such Dilutive Offering.

From time to time and on any date following the Business Combination (any such date, an “OET Date”), the Seller may, in its absolute discretion, terminate its Forward Purchase Agreement in whole or in part by providing written notice to the Counterparty (the “OET Notice”), no later than the next Payment Date following the OET Date (which shall specify the quantity by which the Number of Shares shall be reduced (such quantity, the “Terminated Shares”)). The effect of an OET Notice shall be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, the Counterparty shall be entitled to an amount from the Seller, and the Seller shall pay to the Counterparty an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date. The payment date may be changed within a quarter at the mutual agreement of the parties.

The valuation date will be the earliest to occur of (a) the date that is three years following the Closing Date, (b) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (w) a VWAP Trigger Event, (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event, and (c) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s sole discretion (which Valuation Date shall not be earlier than the day such notice is effective). The Valuation Date notice will become effective immediately upon its delivery from Seller to Counterparty in accordance with this Confirmation.

On the Cash Settlement Payment Date, which is the tenth local business day following the last day of the valuation period commencing on the Valuation Date, in the event the Valuation Date is determined by clause (c) of the paragraph above, Seller shall pay Counterparty a cash amount equal to (1) the Number of Shares as of the Valuation Date multiplied by (2) the closing price of the Shares on the immediately preceding trading day.

In all other cases, Seller shall pay the Counterparty a cash amount equal to (1) (A) the Number of Shares as of the Valuation Date less the number of Unregistered Shares, multiplied by (B) the volume-weighted daily VWAP Price over the Valuation Period less (2) if the Settlement Amount Adjustment is less than the cash amount to be paid, the Settlement Amount Adjustment. The Settlement Amount Adjustment is equal to (1) the Maximum Number of Shares as of the Valuation Date multiplied by (2) $3.00 per share, and the Settlement Amount Adjustment will be automatically netted from the Settlement Amount. If at the Valuation Date, the estimated Settlement Amount Adjustment exceeds the Settlement Amount, the Counterparty will pay the Settlement Amount Adjustment to the Seller in Pono Common Shares unless the Counterparty has previously elected to pay it in cash, in which case at the Cash Settlement Payment Date the Settlement Amount Adjustment will be automatically netted from the Settlement Amount if the Settlement Amount exceeds the Settlement Amount Adjustment, and if it does not, then neither the Seller nor the Counterparty shall be liable to the other party for any payment.

The Seller has agreed to waive any redemption rights with respect to any Recycled Shares in connection with the Business Combination, as well as any redemption rights under Pono’s Amended and Restated Memorandum and Articles of Association that would require redemption by Pono of the Shares. Such waiver may reduce the number of Pono Common Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934.

In addition to the Prepayment Amount, Counterparty will instruct its transfer agent to deliver to Seller, on the Prepayment Date, an amount equal to the product of (x) 300,000 and (y) the Initial Price, which will be used for the purchase of Shares (the “Share Consideration Shares”). Such Share Consideration Shares will not be included in the Number of Shares, and the Seller and the Share Consideration Shares will be free and clear of all obligations with respect to the Seller and such Share Consideration Shares in connection with the Confirmation.

The foregoing description of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Forward Purchase Agreement, a copy of which is filed as Exhibit 10.5 hereto and incorporated by reference herein.

FPA Funding Amount PIPE Subscription Agreements

On August 15, 2023, Pono entered into a subscription agreement (the “FPA Funding Amount Subscription Agreement”) with Seller.

Pursuant to the FPA Funding Subscription Agreement, Seller agreed to subscribe for and purchase, and Pono agreed to issue and sell to Seller, on the Closing Date at a price of $10.00 per share, an aggregate of up to the Maximum Amount, less the Recycled Shares in connection with the Forward Purchase Agreements.

The foregoing description of the FPA Funding Amount Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the FPA Funding Amount Subscription Agreement, the form of which is filed as Exhibit 10.6 hereto and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of Pono that may be issued in connection with the FPA Funding Amount Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On August 15, 2023, Pono issued the Press Release announcing the execution of the Business Combination Agreement and Forward Purchase Agreement, a copy of which was furnished as Exhibit 99.1 to the Original 8-K. On August 17, 2023, the Company issued an updated version of the Press Release reflecting the Corrected Information (the “Corrected Press Release”). The Corrected Press Release is furnished as Exhibit 99.1 to this Form 8-K/A, which supersedes Exhibit 99.1 to the Original 8-K in its entirety.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Forward Looking Statements

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Pono’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the definitive Business Combination agreement by the stockholders of Pono; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive Business Combination agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the business combination agreement following the announcement of the entry into the Business Combination Agreement and proposed Business Combination; (v) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Market’s initial listing standards in connection with the consummation of the proposed Business Combination; (vi) the effect of the announcement or pendency of the proposed Business Combination on Horizon’s business relationships, operating results and business generally; (vii) risks that the proposed Business Combination disrupts the current plans of Horizon; (viii) changes in the markets in which Horizon competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ix) the risk that Pono and Horizon will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (x) the ability of the parties to recognize the benefits of the Business Combination Agreement and the Business Combination; (xi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xii) statements regarding Horizon’s industry and market size; (xiii) financial condition and performance of Horizon and Pono, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of Pono’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon; and (xiv) those factors discussed in Pono’s filings with the SEC and that that will be contained in the registration statement on Form F-4 and the related proxy statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement on Form F-4 and the related proxy statement and other documents to be filed by Pono from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Horizon and Pono may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of Horizon or Pono gives any assurance that Horizon Aircraft and Pono will achieve their respective expectations.

Additional Information and Where to Find It

Pono intends to file with the SEC a registration statement on Form F-4 with a proxy statement containing information about the proposed transaction and the respective businesses of Horizon’ and Pono. Pono will mail a final prospectus and definitive proxy statement and other relevant documents after the SEC completes its review. Pono shareholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about Pono, Horizon, and the proposed transaction. The final prospectus and definitive proxy statement will be mailed to shareholders of Pono as of a record date to be established for voting on the proposed transaction. Shareholders of Pono will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Pono without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and Pono’s other filings with the SEC can also be obtained, without charge, by directing a request to Pono Capital Three, Inc., 643 Ilalo St. #102, Honolulu, Hawaii 96813, (808) 892-6611. The information contained in, or that can be accessed through, Horizon’s website is not incorporated by reference in, and is not part of, this report.

No Offer or Solicitation

This current report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in the Solicitation

Horizon and Pono and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Business Combination. Pono shareholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Pono in Pono’s initial public offering prospectus, which was declared effective the SEC on February 9, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Pono’s shareholders in connection with the proposed Business Combination will be included in the definitely proxy statement/prospectus the Pono intends to file with the SEC.

Item 8.01 Other Events.

As of August 11, 2023, the Company supplemented the disclosure in “Note 2 – Summary of Significant Accounting policies – Income Tax” in its Form 10-Q for the period ending June 30, 2023 filed with the SEC on August 10, 2023, as follows:

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 30, 2023. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is considered an exempted Cayman Islands Company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands. However, as a result of the redomestication of the Company from Delaware to the Cayman Islands in October 2022, the Company continues to be treated as a United States Corporation for U.S. federal income tax purposes, and subject to United States federal corporate income tax, as an “inverted corporation” under Section 7874 of the Internal Revenue Code and the Treasury regulations promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1†*	Business Combination Agreement, dated August 15, 2023, by and among Pono, Merger Sub and Horizon.
10.1*	Form of Lock-up Agreement.
10.2*	Form of Registration Rights Agreement.
10.3*	Sponsor Support Agreement.
10.4*	Form of Voting Agreement.
10.5*	Forward Share Purchase Agreement, dated August 15, 2023, by and among Pono and Meteora.
10.6*	Form of Subscription Agreement, dated August 15, 2023, by and among Pono and Meteora.
99.1	Press Release, dated August 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL THREE, INC.

Date: August 17, 2023	By:	/s/ Davin Kazama
	Name:	Davin Kazama
	Title:	Chief Executive Officer